T. Rowe Price Capital Appreciation Fund

T. Rowe Price Capital Appreciation Fund—Advisor Class

Supplement to prospectus dated May 1, 2006

This updates the prospectuses for the Capital Appreciation Fund and the Capital Appreciation Fund—Advisor Class dated   May  1, 2006. The Portfolio Management paragraph in Section 3 of the prospectuses is amended to reflect the following change:

Effective on or about July 1, 2007, David R. Giroux will become sole chairman of the fund`s Investment Advisory Committee. He currently serves as co-chairman of the fund`s Investment Advisory Committee and executive vice president of the fund. Mr. Giroux joined T. Rowe Price in 1998 as an investment analyst.

The date of this supplement is March 9, 2007.

F72-041 3/9/07